Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Delphi Technology Inc. and its subsidiary [Member] - Delphi Technology Inc. and its subsidiary [Member]
$ in Thousands
Jul. 27, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (6,789)
Intangible assets	7,562
Deferred tax liabilities	(2,313)
Goodwill	14,875
Total assets acquired, net of acquired cash	$ 13,335